Steve Davis, Chairman and Chief Executive Officer Paul DeSantis, Chief Financial Officer Scott Taggart, VP, Investor Relations Exhibit 99.1 Investor Presentation December 2013 (revised 12.27.13)

Safe Harbor Statement

Under the Private Securities Litigation Reform Act of 1995
Negative publicity or litigation regarding allegations of food-related illness,
Failure to achieve and maintain positive same-store sales,
Changing business conditions, including energy costs,
Overall macroeconomic conditions that may affect consumer spending, either nationwide or in one or more of the Company’s major markets
Competition in the restaurant and food products industries,
Ability to control restaurant operating costs, which are impacted by market changes in the cost or availability of labor and food, minimum wage and other employment laws, health care costs, fuel and utility costs,
Changes in the cost or availability of acceptable new restaurant sites,
Adverse weather conditions in locations where we operate our restaurants,
Consumer acceptance of changes in menu offerings, price, atmosphere and/or service procedures,
Consumer acceptance of our restaurant concepts in new geographic areas, and
Changes in hog and other commodity costs.
We also bear the risk of incorrectly analyzing these risks or developing strategies to address them that prove to be unsuccessful.
Certain risks, uncertainties and assumptions are discussed under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 26, 2013.  We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995.  It is impossible to predict or identify all such risk factors.  Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties.
Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events.  Any further disclosures in our filings with the Securities and Exchange Commission should also be consulted.  All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.
Certain statements in this presentation that are not historical facts are forward-looking statements.  Forward-looking statements involve various important assumptions, risks and uncertainties.  Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events, including, without limitation:

IMPORTANT ADDITIONAL
INFORMATION

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of consent revocations from stockholders in connection with the potential consent solicitation by Sandell Asset Management and its affiliates. The Company may file a preliminary consent revocation statement with the Securities and Exchange
Commission (the "SEC") in connection with such potential consent solicitation (the "Consent Revocation Statement").
Information regarding the names of the Company's directors and executive officers and their respective interests in the
Company by security holdings or otherwise is set forth in the Company's proxy statement for its 2013 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended April 26, 2013, which were filed with the SEC on July 12, 2013 and June 21, 2013, respectively. These documents are available free of charge at the SEC's website at www.sec.gov. Detailed information regarding the identity and direct and indirect interests, by security holdings and otherwise, of potential participants will be included in any Consent Revocation Statement and any other relevant documents filed with the SEC in connection with the possible consent solicitation.
If the Company files a definitive Consent Revocation Statement with the SEC, the Company promptly will mail the definitive
Consent Revocation Statement and a form of consent revocation to each stockholder entitled to deliver a written consent in connection with the possible consent solicitation. WE URGE INVESTORS TO READ ANY CONSENT REVOCATION
STATEMENT (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE
COMPANY MAY FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE
THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of any
Consent Revocation Statement and any other documents filed by the Company with the SEC in connection with the possible consent solicitation at the SEC's website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of the Company's website at http://investors.bobevans.com/sec.cfm.

The Company uses non-GAAP financial measures within this presentation.
These financial measures are used by management to monitor and evaluate the ongoing performance of the Company.  The Company believes that the additional measures are useful to investors for financial analysis.  However, non-GAAP measures are not in accordance with, nor are they a substitute for,
GAAP measures.  Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the Appendix to this presentation.
Non-GAAP Financial Measures

GROWING OUR REGIONAL BRANDS  INTO POWERFUL NATIONAL BRANDS
COMPANY FACT SHEET
FISCAL 2014 Q2
NASDAQ: BOBE
NEW RESTAURANTS
FY’14          4
FY’15E        up to 10
561 Restaurants
19 States
As of 10/25/13
191
60
16
21
3
51
31
38
8
3
7
28 23
3
17
7
4
48
REMODELS
FY’14     228
AVERAGE UNIT VOLUME
$1.74 million (FY’ 13)
“Discover farm-fresh goodness” “Come see what’s cooking”
2
Bob Evans Farms, Inc. is comprised of two key business segments: Bob Evans Restaurants and BEF Foods. Bob Evans
Restaurants operates 561 full-service restaurants located in 19 states with a heavy concentration in the Midwest.  BEF
Foods produces and distributes refrigerated side dishes, pork sausage and a variety of refrigerated and frozen convenience food items through retail and food service channels.
.
FOUR KEY LINES OF BUSINESS
Sausage, Refrigerated Sides, Frozen and Food Service
Sold at 30,000+ retail locations in 50 states and Mexico
Bob Evans/Owens
Bob Evans Growth Markets
Bob Evans

BOB EVANS RESTAURANTS 6 Powerful NATIONAL BRANDS Make Our REGIONAL BRANDS VISION BEF FOODS, INC.

Source: IFMA Forecast & Outlook ‘82-’11
Bob Evans is Well-Positioned to Capture
Both Grocery and Restaurant Consumption
Percent Dollars Spent Over Time
7
$12
Billion+
(The value of a
single share
point)
35%
40%
45%
50%
55%
60%
65%
82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12
Restaurant Grocery
Technomic ‘12

Our Shareholder Value Creation Goal:
8 to 12 Percent Annual Earnings Growth

TRANSFORM
OUR CORE
BUSINESSES
TO ENABLE
EXPANSION
DRIVE
SHAREHOLDER
VALUE WITH
DISCIPLINED
CAPITAL
ALLOCATION
SELECTIVELY
INVEST IN
HIGH R.O.I.C.
GROWTH
OPPORTUNITIES
(Internal & External)

9 BOBE Employs a Strategic and Balanced Approach to Capital Allocation

A Track Record of Balanced Capital Allocation

$270M
$401M
$110M
$163M
Dividends
Share
Repurchases
Acquisition
CapEx
$52M
$30M
$124M
$63M
Dividends
Share
Repurchases
Debt
Repayment
CapEx
Fiscal 2008-2012 Fiscal 2013

($ millions)
Share Repurchases Capital Expenditures
2
Transforming our Company and
Rewarding
Shareholders
1
For additional details concerning FY 2014 guidance, see the Company’s 2Q Fiscal 2014 earnings release dated December 3, 2013.
2
Note: excludes Mimi’s Café.

12 ($ millions) Investing Efficiently with Prudent Debt Management Net Debt Capital Expenditures 1 1 Note: excludes Mimi’s Café.

Evolution of our Capital Allocation Strategy

After significant capital investment in fiscal 2014
($175-$200M), we expect to:
target a 3.0x debt/EBITDAR ratio, with additional
target a 3.0x debt/EBITDAR ratio, with additional
leverage capacity for restaurant incubator or bolt-on
leverage capacity for restaurant incubator or bolt-on
foods acquisitions
foods acquisitions
reduce annual capital expenditures to maintenance
reduce annual capital expenditures to maintenance
levels plus provision for future growth investments
levels plus provision for future growth investments
increase free cash flow for share repurchase and
increase free cash flow for share repurchase and
dividend programs
dividend programs

Target Leverage Ratio In-line with other Restaurant Companies 14

Evaluation of Debt Financing Alternatives
Highly Highly
restrictive restrictive
Minimally Minimally
restrictive restrictive
Incremental
Term Debt
Revolving
Credit Facility
Low Low
cost cost
Secured
Financing
Unsecured
Bonds
Sale
Leaseback
High High
cost cost

Weighted Average Diluted Shares Outstanding (000’s)
Ongoing Share Repurchase Programs have Reduced
Diluted Shares Outstanding by 25%
Since Fiscal 2007
Projected share
count reduction
of ~33% by
FYE’14
36,484
33,315
30,744
30,890
30,422
29,781
28,094
27,184
25,000
27,000
29,000
31,000
33,000
35,000
37,000
FY 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 2Q  FY '14

Annual Dividend has Doubled Since FY 2009
101% Increase
(quarterly dividend raised to $0.31 as of
August 19, 2013/$1.24 annually)
17
$0.60
$0.68
$0.78
$0.95
$1.075
$1.205
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014E

1
See reconciliation of Adjusted Operating Income (non-GAAP) to Reported Operating Income (GAAP) in the Appendix of this presentation.
2
For additional details concerning FY 2014 guidance, see the Company’s 2Q Fiscal 2014 earnings release dated December 3, 2013.
Mimi’s Café Divestiture Improves Adjusted
Operating Margin Profile
FY 2004 (pre-Mimi’s) FY 2013 FY 2014 Guidance
2
BER BEF Consol
Mimi’s
8.2%
8.8%
6.6%
-2.3%
18
7.5-8.0% 7.5-8.0% 7.5-8.0%
BER BEF Consol
BER BEF
Consol
9.7%
8.2%
9.5%
1

Margin Innovation:
(300-350 basis point
improvement)
Key Components of 8-12% Long-Term Earnings
Growth Guidance
19
3.0% to 3.5% workforce management
food cost optimization
menu management
FFR 2.0
plant optimization
implement Lean
manufacturing w/side dish
production
transformational systems
upgrades
ERP implementation
S, G & A optimization
refinancing/interest reduction
6.0% to 7.0%
Avg. Annual Net
Sales Growth:
up to 10 new restaurants
annually beginning FY
2015
refrigerated side dish and
food service products to
drive growth

* 40% sales flow-through assumed
Farm Fresh Refresh Financial Impact
Improves Free Cash Flow in FY2015
-$2.7
-$5.9
-$6.8
20
Impact
to P&L
($ millions)
$0.0
** Includes incremental repair and maintenance expense associated with remodel construction.
-$1.1
-$2.5
-$3.0
-$1.6
-$3.4
-$3.8
FY2012 FY2013 FY2014E FY2015E
Closed Day Sales Impact*
# of remodels
195 0 87 228
Pre-opening Expense**

1 See reconciliation of Adjusted Operating Income (non-GAAP) to Reported Operating Income (GAAP) in the Appendix of this presentation.
Strategic Plant Network Optimization Leading to
a New Adjusted Operating Margin  Trajectory at BEF Foods
21
8.8%
7.5-8.0%
11.8-12.3%
7.5-8.0%
+2.5%
10.0-10.5%
2Q’14: Richardson, Texas, fresh sausage plant closure
to state-of-the-art Sulphur Springs, Texas plant
Completion of Bidwell and Springfield, Ohio plant consolidations 3Q’14:
FY13 FY14E FY15E FY18E
1

300-350 Basis Point Margin Improvement
Backed by Past Productivity Performance

Sources of Recent Cost
Savings Initiatives Reflect
Enterprise-Wide Focus on
Productivity
supply chain
cost of sales
labor
Categorization of cost savings initiatives
reflects company estimates.
23%
23%
54%
Fiscal Yr. Fiscal Yr.
2013 2009
Consolidated Cost of Sales
30.3%
30.7%
Consolidated Op. Wages
31.7% 34.1%
Total Prime Costs
62.0% 64.8%
Improvement
40bps
240bps
280bps

1 See reconciliation of Adjusted Operating Income (non-GAAP) to Reported Operating Income (GAAP) in the Appendix of this presentation.
2 For additional details concerning FY 2014 guidance, see the Company’s 2Q Fiscal 2014 earnings release dated December 3, 2013.
FY 2018E
FY 2013
BER BEF Consol
Mimi’s
8.2%
8.8%
1
6.6%
-2.3%
23
7.5-8.0% 7.5-8.0% 7.5-8.0%
Transformations Drive Estimated Five Year 300-350
Adjusted Operating Margin  Basis Point Improvement
FY 2014 Guidance
2
BER BEF Consol
BER BEF Consol
11.2-11.7%
11.8-12.3%
11.5-12.0%
1

24 * Excludes Mimi’s Café segment (sold 2-15-13) 26% * 74% * Business Segments (FY 2013)

25 “Come see what’s cooking ” 561 restaurants in 19 states as of 10/25/13 Full-service family restaurants featuring a wide variety of menu items for both on-and-off premise dining TM

Net Sales (FY 2013)  $981 million (74%
of total
*
)
Average Annual Unit Sales (FY 2013)  $1.74 million
Overview:  Bob Evans Restaurants
ALL THREE DAY PARTS SERVED (2Q FY 2014)
Breakfast
Lunch
Dinner
26
Avg. Dine-In Guest Check/Per Guest (2Q FY 2014)  $17.98/$9.18
Average Carryout Check (2Q FY 2014)  $14.54
33%
37%
30%
* Excludes Mimi’s Café segment (sold 2-15-13)

Build bench strength and staffing
to enable profitable expansion
Drive profitable guest counts – dine-in and
off-premise (bakery, carryout, and catering)
Improve controllable expenses: Cost of Sales,
Cost of Labor, Direct Operating Expenses
Elevate the guest experience through
execution of “Best for My Guest” programs
Complete Farm Fresh Refresh remodels and
prepare for accelerated new restaurant growth
FY 2014: ‘Vital Few’ Priorities

Approximate % of Chain Remodeled by Fiscal Year
(32 units) (87 units) (195 units)
Accelerated Farm Fresh Refresh Program
Complete by FY2014
5%
20%
100%
56%
(228 units)
FY11 FY12 FY13 FY14E
Average capital investment per remodeled restaurant:  ~$225k

Farm Fresh Refresh:  Consistent Outperformance

Farm Fresh Refresh Outperformance vs. Non-remodeled
Restaurants
FFR Year 1 FFR Year 1
Not Remodeled Not Remodeled
-5.0%
-4.0%
-3.0%
-2.0%
-1.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
31 31 50 48 85 90 119 121 159            170 FFR Year 1
512 477 462 423 387 341 298 224 166 96       Not Remodeled
Restaurant
count

Bob Evans’ Off-Premise Opportunity

Annual Consumption of Restaurant Meals (per capita)
QSR
74%
FULL
SERVICE
15%
FAMILY
SEGMENT
9%
Dine-In
39%
Off-Premise
61%
Source: NPD Group - 12 months ending 3/31/13

Bakery
Bakery
Farm Fresh Refresh:
Enabling an Aggressive
Off-Premise Strategy
31
Dine-in
Carryout
Catering
Retail
Total
2013
87.7%
11.1%
0.5%
0.7%
100.0%
1.4%
2018E
~75%
100.0%
~7%
25%
25%
2009
90.1%
7.9%
0.0%
2.0%
100.0%
0.6%
Total off-premise sales to reach 25% of sales mix by fiscal 2018.
(embedded in dine-
in and carryout
sales mix above)

Off-Premise Sales Layers 32 FY 2013 Growth / Mix 30.5% / 1.4% BAKERY CARRYOUT FY 2013 Growth / Mix 7.4% / 11.1% CATERING FY 2013 Growth / Mix 20.4% / 0.5%

Bold Goal: Drive Off-Premise to 25% of Sales Mix
Off-Premise Sales Mix and Growth % by Year
Sales Mix
Growth %
+8.6%
+5.3%
+8.5%
+3.9%
+15.4%
+7.9%
8.0%
7.5%
6.5%
7.0%
8.5%
9.0%
9.5%
12.0%
11.5%
11.0%
10.5%
10.0%
2006 2007 2008 2009 2010 2011 2012 2013
Catering/Carryout
Bakery
Family Meals to Go

+12.9%
+0.6%

Dine-In Value Sales Layers

BREAKFAST
The Rise & Shine
Breakfast currently drives
~ $75 million / 7.6%
of annual revenue.
DINNER
3-Course Dinners
currently drive
~$70 million / 7.2%
of annual revenue.
LUNCH
$6.99 Lunch Combos
currently drive
~ $36 million / 3.7%
of annual revenue.
$7.99 Knife and Fork
Sandwiches Available
December 5
th
!

Back of the House Improvements Required to
Drive Further Guest Satisfaction Gains
90
85
80
75
70
Overall Guest Satisfaction Speed of Service
90
85
80
75
70
82.7
84.4
88.0
88.4
71.7
77.9
83.0
83.1
Farm Fresh Refresh 2.0 Designed to Further Elevate the Guest
Experience through Back of the House Upgrades

FY10 FY11 FY12 FY13

New Restaurant Opening Strategy

NEW CONTIGUOUS MARKETS FILL-IN EXISTING MARKETS
Up to 4 new restaurants planned for FY 2014.
Up to 4 new restaurants planned for FY 2014.
Up to 10 new restaurants annually beginning FY 2015.
Up to 10 new restaurants annually beginning FY 2015.
New Albany, IN
Fort Smith, AR

New Restaurant Prototype:  Finneytown, Ohio

Opened
September 30, 2013
•
Test new “back-of-the-
house” technologies
and layouts
•
Reduce building cost
through efficient
design
•
Leverage Farm Fresh
Refresh program
insights
•
Accentuate Farm
heritage
Objectives:

Bob Evans Express Licensing Opportunity
•
Partnering with AVI Food
Systems, Inc.
•
Increases brand
awareness in existing and
new geographies and new
venues
•
Popular favorites covering
all day parts
•
High quality menu to
ensure serving guests in a
quick manner
38
•
First location, BMW USA manufacturing plant
in Spartanburg, SC, opened August 2013
•
Second location, Bob Evans Farms, Inc.
corporate headquarters,  opened October 2013

Mobile Site
46,595
100% increase
Driving Sales Across Multiple Digital Platforms
FY14 – Q2 Digital
BOBEVANS.COM
2,095,451 Visits  -6.6%
Email Database
976,284 Subscribers
+107,148 email names
Online Ordering
125,119 Orders
+15.6% increase
YouTube Channel
342,419 Video Views

Social Media:  A Key Component of Our Digital Strategy
FY14 – Q2 Digital
Foursquare
375,124 Check Ins
Facebook
291,727 Likes / + 59,638 Likes
40
Instagram
635 followers / +315
Twitter
9,222 Followers / + 268
Yammer
Internal Sales Blog

41 “Discover farm-fresh goodness ” TWO BRANDS distinct geographic strengths TM

Overview:  BEF Foods

FOUR KEY LINES OF BUSINESS
Sausage, Refrigerated Side Dishes, Frozen and Food Service
Sold at 30,000+ retail locations in 50 states and Mexico
sausage mix (% of total sales):  43%
sausage mix (% of total sales):  30%
Net Sales (FY’13) $349 million
26% of total (excluding Mimi’s Café
Segment)
*Note: Insourced sales data reflects sales to Bob Evans Restaurants only (Mimi’s Café excluded).
Food Service
(1% insourced*)
Side
Dishes
Other Other
Frozen
Retail
Sausage
Side
Dishes
Other
3%
Frozen
5%
Retail Sausage
Food
Service
(5% insourced*)
FY 2009 Sales Mix (pounds)
FY 2013 Sales Mix (pounds)
29%
14%
14%
36%
14%
7%
39%
24%
29%

1
BEF Foods Transformations Offset
$20-$25 Million Estimated Impact in Fiscal 2014
43
Adjusted Operating Income ($ millions)
1
FY 12
No Mitigation
Launched lean mfg. program
Transitioned from DSD
to warehouse
Expanded side dish products
(Kettle Creations acquisition)
Optimized sausage plant
network
Avg
Sow
Cost
$44.93
$61.58 $53.87 $65-$70
Est. Sow
cost impact
vs 2009
($ millions)
$17 $9 $20-25
FY 09 FY 12 FY 13 FY 14E
$16.0
$3.2
$20.2
$30.8
$28.5 - $32.0
See reconciliation of Adjusted Operating Income (non-GAAP) to Reported Operating Income (GAAP) in the Appendix of this presentation.

FY 2014: Vital Few Priorities

Expand “in-source” supplier relationships for the
restaurant segments and the food service industry
Drive sales through new authorizations
and geographic expansion
Drive margin expansion through Lean efficiencies
Optimize our plant and distribution network
Drive best-in-class ROIC

Source: IRI BEF Foods: Store/SKU Count 45 30,193 31,070 40,000 2Q13 2Q14 2018 11.1 11.7 ~17 2Q13 2Q14 2018 average SKUs per store # of stores

CORE MARKETS
NON CORE MARKETS
SKUs/Store ACV SKUs/Store                    ACV
BEF Foods:  SKU Count and ACV Distribution
Core vs. Non-Core
46
21.8
9.0
80.9
68.1
Opportunity
in Non-Core
Markets
SOURCE: IRI, FY14 Q2  - 13 weeks ending 10/20/13
Core Market: Chicago, Cincinnati, Cleveland, Columbus, Toledo, Detroit, Grand Rapids, Indianapolis, Peoria/Springfield, Pittsburgh, Philadelphia, Baltimore/Washington,
Buffalo/Rochester

Kettle Creations Plant Expansion Drives
Vertical Integration
• Accelerated product
innovation
• Proprietary manufacturing
capability
• Opportunities to drive food
service business during off-
peak production
• Profitable growth reduces
reliance on sausage business
Completed October 2013
Completed October 2013

Sulphur Springs Plant Expansion Enables
Sales Growth and New Distribution
Completed October 2013
• Adds 60,000 sq. feet to facility
• 165,000 total sq. feet after
expansion
• Two new 57,000 sq. foot
production lines, with a third to
be added later

1.1 million shares beneficially owned and held
1.1 million shares beneficially owned and held
in deferred compensation plans
in deferred compensation plans
(1) (1)
by officers
by officers
and directors
and directors
Represents approximately 2x company’s share
Represents approximately 2x company’s share
ownership guidelines
ownership guidelines
Collective ownership position places
Collective ownership position places
management and the Board well within the
management and the Board well within the
“top 10”
“top 10”
of all shareholders
of all shareholders
Management and the Board are
Aligned with Shareholders

(1) Reflects share ownership as of 9-27-13.

50 Appendix

Bob Evans BEF Mimi's Bob Evans BEF Mimi's
Consolidated Restaurants Foods Café Consolidated Restaurants Foods Café
GAAP Segments as reported
Net Sales 1,608,909 $     981,418 $        348,808 $   278,683 $     1,654,413 $        973,678 $   314,720 $   366,015 $
Cost of sales 486,856 236,822 177,095 72,939 509,816 230,795 180,940 98,081
Operating wages and fringe benefit expenses 512,292 367,136 37,259 107,897 535,069 370,995 27,787 136,287
Other operating expenses 267,826 172,393 28,094 67,339 268,799 168,164 19,182 81,453
Selling, general and administrative 180,157 75,772 231,428 (127,043) 150,743 65,832 56,857 28,054
Depreciation and amortization 79,482 53,719 12,419 13,344 82,112 49,082 9,454 23,576
Intangible impairment 68,409 68,409
Loss on sale of Mimi's Cafe 57,743 57,743
Operating (Loss) Income (43,856) 75,576 (137,487) 18,055 107,874 88,810 20,500 (1,436)
Operating (Loss) Income:  % of sales -2.7% 7.7% -39.4% 6.5% 6.5% 9.1% 6.5% -0.4%
GAAP Segments as adjusted
Net Sales 1,608,909 981,418 348,808 278,683 1,652,928 972,787 314,423 365,718
Cost of sales 486,856 236,822 177,095 72,939 509,816 230,795 180,940 98,081
Operating wages and fringe benefit expenses 513,190 367,675 37,439 108,077 533,030 369,922 27,429 135,679
Other operating expenses 265,800 172,101 27,997 65,702 266,730 166,923 18,768 81,039
Selling, general and administrative 180,157 75,772 231,428 (127,043) 150,743 65,832 56,857 28,054
Depreciation and amortization 79,694 53,931 12,419 13,344 82,598 49,568 9,454 23,576
Intangible impairment 68,409 68,409
Loss on sale of Mimi's Cafe 57,743 57,743
Operating (Loss) Income (42,940) 75,117 (137,569) 19,513 110,011 89,748 20,975 (711)
Operating (Loss) Income:  % of sales -2.7% 7.7% -39.4% 7.0% 6.7% 9.2% 6.7% -0.2%
April 26, 2013 April 27, 2012
Reconciliation of Adjusted Operating Income
(Non-GAAP) to Reported Operating Income (GAAP)
($ thousands)

This schedule continues on the following page.

Reconciliation of Adjusted Operating Income
(Non-GAAP) to Reported Operating Income (GAAP)
($ thousands)
52
Bob Evans BEF Mimi's Bob Evans BEF Mimi's
Consolidated Restaurants Foods Café Consolidated Restaurants Foods Café
Non-GAAP Adjustments
Net Sales (19,968) (19,968) (6,985) (5,086) (1,899)
Cost of sales (5,259) (5,259) (1,709) (1,204) (505)
Operating wages and fringe benefit expenses (9,276) (9,276) (2,252) (1,350) (902)
Other operating expenses (4,641) (4,641) (502) (364) (138)
Selling, general and administrative (26,485) (5,083) (168,324) 146,922 (6,401) (4,400) 760 (2,761)
Depreciation and amortization 3,924 3,924
Intangible impairment (68,409) (68,409)
Loss on sale of Mimi's Cafe (57,743) (57,743)
Operating (Loss) Income 147,921 5,083 168,324 (25,486) 3,879 2,232 (760) 2,407
Non-GAAP Segments as adjusted
Net Sales 1,588,941 981,418 348,808 258,715 1,645,943 967,701 314,423 363,819
Cost of sales 481,597 236,822 177,095 67,680 508,107 229,591 180,940 97,576
Operating wages and fringe benefit expenses 503,914 367,675 37,439 98,801 530,778 368,572 27,429 134,777
Other operating expenses 261,159 172,101 27,997 61,061 266,228 166,559 18,768 80,901
Selling, general and administrative 153,672 70,689 63,104 19,879 144,342 61,432 57,617 25,293
Depreciation and amortization 83,618 53,931 12,419 17,268 82,598 49,568 9,454 23,576
Intangible impairment 0 0 0 0 0 0 0 0
Loss on sale of Mimi's Cafe 0 0 0 0 0 0 0 0
Operating (Loss) Income 104,981 80,200 30,755 (5,973) 113,890 91,980 20,215 1,696
Operating (Loss) Income:  % of sales 6.6% 8.2% 8.8% -2.3% 6.9% 9.5% 6.4% 0.5%
April 26, 2013 April 27, 2012

Reconciliation of Adjusted Operating Income
(Non-GAAP) to Reported Operating Income (GAAP)
2009 BEF Foods’ (formerly “Food Products”) Operating
Income Reconciliation
Fiscal 2009 BEF reported operating income (GAAP) $15,571
Non-GAAP adjustment:  Other operating expenses 400
Fiscal 2009 BEF reported operating income (GAAP) $15,971
($ thousands)

Bob Evans Farms, Inc. Board of Directors

Pre - FY2007 FY2007 - Present
Larry C. Corbin
•
•
Paul S. Williams
•
•
G. Robert Lucas
•
•
Cheryl L. Krueger
•
•
Michael J. Gasser
•
•
E.W. (Bill) Ingram III
•
•
Mary Kay Haben
•
•
Dr. E. Gordon Gee
•
•
Eileen A. Mallesch
•
•
Steven A. Davis
•
•
Elected 1997.  Chairman of the Board, Greif, Inc.
Extensive knowledge and significant global experience  and
perspective in auditing, finance, manufacturing, enterprise risk management, strategic planning, taxation and merger and
acquisitions.
Elected 1998.  Chief Executive Officer, White Castle System, Inc.
Extensive knowledge and significant experience in the areas of restaurant operations, real estate, food service and production, as well as auditing and finance.
Elected 1993.  Chief Executive Officer, Krueger & Co., LLC.
Extensive knowledge and significant experience in marketing
and branding, retail sales, business operations, on-line
marketing and sales, manufacturing, as well as auditing and
finance.
Elected 1986.  Trustee, The Jeffrey Trusts.
Extensive knowledge and  significant experience in legal,
regulatory and government affairs, restaurant operations,
real estate, mergers and acquisitions, consumer products,
auditing, finance and executive compensation.
Elected 2006.  Chief Executive Officer and Chairman of the
Board, Bob Evans Farms, Inc.
Significant experience in restaurant operations, marketing and branding, retail food products, strategic planning, as well as mergers, acquisitions, real estate, auditing and Finance.
Elected 2009.  Interim President of West Virginia University
Extensive knowledge and significant experience in government affairs and regulatory matters, as well as auditing and finance.
Elected 2012.  Former President-North America, Wm. Wrigley Jr.
Company.
Substantial experience as a brand builder and consumer
products business leader, experience in marketing, social
media, marketing innovation and brand positioning, as well
as acquisitions and productivity initiatives.
Elected 2008.  Former Senior Vice President, Chief Financial
Officer, Nationwide Property & Casualty Insurance.
Extensive knowledge and significant experience in auditing,
finance, enterprise risk management, taxation and mergers
and acquisitions.
Elected 2007.  Managing Director, Major Lindsey & Africa.
Extensive experience in legal and regulatory matters,
healthcare, human resources, leadership development and
executive compensation policy matters.
Elected 1981. Retired Chief Executive Officer, Bob Evans Farms, Inc.
Has significant experience in real estate, restaurant retail and food products operations and margin improvement through
labor and food cost control.

Strong Corporate Governance is a Priority at
Bob Evans Farms, Inc.
Source: ISS, August 2013.
Peer average (ex-BOBE): 4.1
1
2
3
4
5
6
7
8
9
10
Higher
Lower
ISS Quickscore Governance Rank
1 1 1 1 1
2 2 2
4
5
7
8
9
10

56 Family Dining Stock Performance: Transformational Investments Leading to Recent Outperformance

57 Transformational Investments also Leading to Improved Relative Performance to Peer Groups and Overall Market

58 Strong Balance Sheet and P&L Discipline Enabled BOBE to Weather the Most Recent Significant Market Decline Well STOCK PRICE PERFORMANCE (10/9/07 to 3/9/09)

BOBE’s Strong Balance Sheet Enables Above- Average Returns of Capital 59

60 BOBE’s Valuation Relative to other Restaurant and Branded Protein Companies:

History of Significant Asset Closures/Dispositions to
Drive Margin Improvement and Transformational Growth

Fiscal
Year Business Strategic
Announced Unit Action(s) Announced Rationale
2006 Bob Evans Restaurants 16 underperforming restaurants closed margin/ROIC improvement
Owens Restaurants 8 underperforming restaurants closed margin/ROIC improvement
     (Owens restaurant chain closed)
2007 Bob Evans Restaurants 18 underperforming restaurants closed margin/ROIC improvement
BEF Foods Initiates transition from direct-store-delivery to direct-ship- upgrade to the distribution model required by most large retailers warehouse distribution model (multi-year evolution of fleet and other transportation assets including the 2012
  transportation center consolidation)
2008 Bob Evans Restaurants 10 underperforming restaurants closed margin/ROIC improvement
2009 Bob Evans Restaurants 2 underperforming restaurants closed margin/ROIC improvement
2010 Bob Evans Restaurants 1 underperforming restaurant closed margin/ROIC improvement
2011 Bob Evans Restaurants 8 underperforming restaurants closed margin/ROIC improvement
Mimi’s Café 1 underperforming restaurant closed margin/ROIC improvement
BEF Foods Bidwell, Ohio (fresh sausage) production line closed plant network optimization (reduce fresh sausage over-capacity)
BEF Foods Galva, Illinois (fresh sausage) plant closure plant network optimization (reduce fresh sausage over-capacity)
2012 Bob Evans Restaurants 2 underperforming restaurants closed margin/ROIC improvement
BEF Foods Bidwell/Hillsdale Transportation Center closures transportation hubs consolidated in Springfield, Ohio
BEF Foods Springfield Distribution Center sold sold facility to best-in-class distribution co.; retained access to facility
2013 Bob Evans Restaurants 7 underperforming restaurants closed margin/ROIC improvement
Mimi’s Café Divestiture of Mimi's Café business segment focus on driving profitable growth of the Bob Evans brand
BEF Foods Bidwell, Ohio and Springfield, Ohio plant closures plant network optimization: consolidate pre-cooked/ready-to-eat estimated $7 million to $8 million annual pre-tax benefit (FY '15->)
      production at state-of-the-art Sulphur Springs, Texas plant
1H 2014 Bob Evans Restaurants 1 underperforming restaurant closed; 31 closed/excess margin/ROIC improvement restaurant properties sold
BEF Foods Richardson, Texas (fresh sausage) plant closure plant network optimization (reduce fresh sausage over-capacity)
     estimated $2 million to $2.5 million annual pre-tax benefit (FY '16->)
BEF Foods Sale of Fullerton, California prep kitchen facility plant network optimization: consolidate pre-cooked/ready-to-eat production at state-of-the-art Sulphur Springs, Texas plant

New Exterior Design Restaurant Remodels 62 Original Exterior Design

Restaurant Remodels

New Center Entrance
Original Center Entrance
Since Technomic began polling consumers about their most recent visits to Bob Evans in Q1 2011, consumers increasingly indicate that several aspects of the brand’s unit appearance and ambiance are good or very good:
Overall atmosphere and ambiance
A welcoming and comfortable atmosphere
Décor
Restaurant interior cleanliness
Source: September 2013  Bob Evans Farms, Inc. Consumer Brand Metrics Analysis, Technomic, Inc.

Restaurant Remodels

New Expanded Dining Room New Counter
Source: September 2013  Bob Evans Farms, Inc. Consumer Brand Metrics Analysis, Technomic, Inc.
The increases on these four distinct metrics of store atmosphere suggest that consumers are responding positively to the brand’s “Farm Fresh Refresh” efforts to refurbish its stores.
Technomic Farm Fresh Refresh Commentary (continued):

New Bakery Restaurant Remodels 65 New Carryout “Taste of the Farm ” Retail and Carryout Areas Designed to Drive Sales Layers with On-Brand Offerings ®

BER Bakery: A Sales Layer with $75M+ Potential

Incorporating a variety of elements to achieve estimated weekly bakery sales of $2,500 per restaurant by FY 2018.
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2012 2013 2014E 2015E 2016E 2017E 2018E
Farm Fresh Refresh Surprise & Delight
Bread Expansion
Pie Reinvention
Innovation

$5 Platform: A Sales Layer with $40M+ Potential

Making Bob Evans a destination for home meal replacement.
$0
$500
$1,000
$1,500
$2,000
2012 2013 2014E 2015E 2016E 2017E 2018E
New Occasions Flavor Expansion Soup Success

BOLD Coffee
Beverage
Destination
Expanded Soda
Options
Shakes &
Smoothies
Fresh Lemonade
& Fruit Fizzes
Frozen Coffee
76%
78%
80%
82%
84%
86%
88%
90%
92%
FY 2012 FY 2013 FY 2014E FY 2015E FY 2016E FY 2017E FY 2018E
Executing a multi-faceted beverage platform to
achieve 90% beverage incidence by FY 2018.
68
Beverages: A $20M+ Incremental Sales Opportunity